Exhibit 4(c)
                                                          (2)
          =================================================================





                            TUCSON ELECTRIC POWER COMPANY


                                 --------------------



                                OFFICER'S CERTIFICATE



                         (Under Section 301 of the Indenture,
                             dated as of August 1, 1998)



                   Establishing Two Series of Securities Designated


                First Collateral Trust Bonds, 7 1/2% Series A Due 2008

                                         and

                First Collateral Trust Bonds, 7 1/2% Series B Due 2008


                                 --------------------


                                    August 4, 1998





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


                            TUCSON ELECTRIC POWER COMPANY

                                OFFICER'S CERTIFICATE
                         (Under Section 301 of the Indenture,
                             dated as of August 1, 1998)

                    I, Kevin P. Larson, a Vice President and the Treasurer of TUCSON ELECTRIC POWER COMPANY (the "Company"), in accordance with Section 301 of the Indenture, dated as of August 1, 1998 (the "Indenture", capitalized terms used herein and not defined herein having the meanings specified in the Indenture), of the Company to Bank of Montreal Trust Company, trustee (the "Trustee"), do hereby establish two series of Securities having the terms and characteristics set forth in this Officer's Certificate.

                                        PART I

                            Basic Terms of Series 1A Bonds

                    Set forth below in this Part I are the terms and characteristics of one of the series of Securities established hereby referred to in clauses (a) through (t) in the second paragraph of Section 301 of the Indenture (the lettered clauses set forth herein corresponding to such clauses in said Section
          301).

                    (a) the title of the Securities of such series, being Series No. 1A under the Indenture, shall be "First Collateral Trust Bonds, 7 1/2% Series A due 2008" (the Securities of such series, for purposes of this Officer's Certificate, being sometimes hereinafter called the "Series 1A Bonds");

                    (b) the aggregate principal amount of Series 1A Bonds which may be authenticated and delivered under the Indenture shall be limited to $140,000,000, except as contemplated in clause (b) of the second paragraph of Section 301 of the Indenture;

                    (c) interest on the Series 1A Bonds shall be payable to the Person or Persons in whose names the Series 1A Bonds are registered at the close of business on the Regular Record Date for such interest, except as otherwise expressly provided in the form of Series 1A Bond attached hereto and hereby authorized and approved;

                    (d) the principal of the Series 1A Bonds shall be payable on August 1, 2008;

                    (e)(i) the Series 1A Bonds shall bear interest at the rate of 7 1/2% per annum of the principal amount hereof, payable semi-annually in arrears on February 1 and August 1 of each year (each, an "Interest Payment Date"), commencing February 1, 1999;

                    (ii) interest on the Series 1A Bonds shall accrue from,
               and including, August 1, 1998 or from, and including, the most recent interest payment date to which interest has been paid or duly provided for; and the Regular Record Dates for interest payable on the Series 1A Bonds shall be January 15 and July 15 immediately preceding the respective Interest Payment Dates;

                    (f) the corporate trust office of Bank of Montreal Trust Company in New York, New York shall be the place at which
          (i) the principal of, premium, if any, and interest, if any, on the Series 1A Bonds at Maturity shall be payable upon presentment, interest prior to Maturity to be paid as specified in the forms of Series 1A Bond attached hereto, (ii) registration of transfer of the Series 1A Bonds may be effected, (iii) exchanges of Series 1A Bonds may be effected and (iv) notices and demands to or upon the Company in respect of the Series 1A Bonds and the Indenture may be served; and Bank of Montreal Trust Company shall be the Security Registrar and a Paying Agent for the Series 1A Bonds; provided, however, that the Company reserves the right to change, by one or more Officer's Certificates supplemental to this Officer's Certificate, any such place or the Security Registrar or such Paying Agent; and provided, further, that the Company reserves the right to designate, by one or more Officer's Certificates supplemental to this Officer's Certificate, its principal corporate office in Tucson, Arizona as any such place or itself as the Security Registrar;

                    (g) The Series 1A Bonds shall be redeemable at the option of the Company, in whole at any time or in part from time to time, at a redemption price equal to the greater of (i) 100% of the principal amount of the Series 1A Bonds to be redeemed and
          (ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Series 1A Bonds discounted to the date fixed for redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Yield plus 50 basis points, plus, in either case, accrued interest to the date of redemption. For this purpose:

                    "Comparable Treasury Issue" means the United States treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term to the Stated Maturity of the Series 1A Bonds that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Series 1A Bonds.

                    "Comparable Treasury Price" means, with respect to the redemption of any Series 1A Bonds, the Reference Treasury Dealer Quotation (expressed as a percentage of principal amount) on the third Business Day next preceding the date fixed for such redemption or, if such Series 1A Bonds are to be defeased in accordance with Section 601 of the Indenture prior to such redemption date, then on the third Business Day next preceding the date of such defeasance; provided, however, that if more than one Reference Treasury Dealer shall have been appointed, "Comparable Treasury Price" shall mean the arithmetical mean of the Reference Treasury Dealer Quotations.

                    "Independent Investment Banker" means an independent investment banking institution of national standing appointed by the Company.

                    "Reference Treasury Dealer" means each primary United States government securities dealer in The City of New York appointed by the Company.

                    "Reference Treasury Dealer Quotation" means, with respect to a Reference Treasury Dealer and the redemption of any Series 1A Bonds, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount and quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day net preceding the date fixed for such redemption or, if such Series 1A Bonds are to be caused to be deemed to have been paid in accordance with Section 601 of the Indenture prior to such redemption date, then on the third Business Day next preceding such defeasance).

                    "Treasury Rate" means, with respect to any date fixed for the redemption of any Series 1A Bonds or, if such Series 1A Bonds are to be defeased prior to such redemption date, the date of such defeasance (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities", for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Stated Maturity of the Series 1A Bonds, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date or defeasance date, as the case may be. The Treasury Rate shall be calculated on the third Business Day preceding such redemption date or defeasance date, as the case may be.

                    (h)  inapplicable;

                    (i)  the Series 1A Bonds shall be issued in
                         denominations of $100,000 and any amount in excess thereof that is an integral multiple of $1,000;

                    (j)  inapplicable;

                    (k)  inapplicable;

                    (l)  inapplicable;

                    (m)  inapplicable;

                    (n)  inapplicable;

                    (o)  inapplicable;

                    (p)  inapplicable;

                    (q) the Series 1A Bonds are initially to be issued in global form, registered in the name of Cede & Co., as nominee for The Depository Trust Company (the "Depositary"). Such Series 1A Bonds shall not be transferable or exchangeable, nor shall any purported transfer be registered, except as follows:

                    (i) such Series 1A Bonds may be transferred in whole, and appropriate registration of transfer effected, if such transfer is by such nominee to the Depositary, or by the Depositary to another nominee thereof, or by any nominee of the Depositary to any other nominee thereof, or by the Depositary or any nominee thereof to any successor securities depositary or any nominee thereof; and

                    (ii) such Series 1A Bonds may be exchanged for
               definitive Series 1A Bonds registered in the respective names of the beneficial holders thereof, and thereafter shall be transferable without restriction, if:

                    (A) The Depositary, or any successor securities depositary, shall have notified the Company and the Trustee that it is unwilling or unable to continue to act as securities depositary with respect to such Series 1A Bonds and the Trustee shall not have been notified by the Company within ninety (90) days of the identity of a successor securities depositary with respect to such Series 1A Bonds; or

                    (B) the Company shall have delivered to the Trustee a Company Order to the effect that such Series 1A Bonds shall be so exchangeable on and after a date specified therein;

          it being understood that any such registration of transfer or exchange shall be effected in accordance with Section 305 of the Indenture;

                    (r)  inapplicable;

                    (s) no service charge shall be made for the registration of transfer or exchange of the Series 1A Bonds, or any Tranche thereof; provided, however, that the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection with such transfer or exchange; and

                    (t)  inapplicable.


                                       PART II

                         Additional Terms of Series 1A Bonds

                    Set forth below in this Part II are additional terms of the First Collateral Trust Bonds, 7 1/2% Series A due 2008, as contemplated by clause (u) in the second paragraph of Section 301 of the Indenture.

                    (a) the Series 1A Bonds shall have such further terms as are set forth in the form of Series 1A Bond attached hereto as Exhibit A;

                    (b) if the Company shall make any deposit of money and/or Government Obligations with respect to any Series 1A Bonds, or any portion of the principal amount thereof, as contemplated by Section 601 of the Indenture, the Company shall not deliver an Officer's Certificate described in clause (z) in the first paragraph of said Section 601 unless the Company shall also deliver to the Trustee, together with such Officer's Certificate, either:

                    (i) an instrument wherein the Company, notwithstanding the satisfaction and discharge of its indebtedness in respect of the Series 1A Bonds, shall assume the obligation (which shall be absolute and unconditional) to irrevocably deposit with the Trustee or Paying Agent such additional sums of money, if any, or additional Government Obligations (meeting the requirements of Section 601), if any, or any combination thereof, at such time or times, as shall be necessary, together with the money and/or Government Obligations theretofore so deposited, to pay when due the principal of and premium, if any, and interest due and to become due on such Series 1A Bonds or portions thereof, all in accordance with and subject to the provisions of said
               Section 601; provided, however, that such instrument may state that the obligation of the Company to make additional deposits as aforesaid shall be subject to the delivery to the Company by the Trustee of a notice asserting the deficiency accompanied by an opinion of an independent public accountant of nationally recognized standing showing the calculation thereof (which opinion shall be obtained at the expense of the Company); or

                    (ii) an Opinion of Counsel to the effect that the
               Holders of such Series 1A Bonds, or portions of the principal amount thereof, will not recognize income, gain or loss for United States federal income tax purposes as a result of the satisfaction and discharge of the Company's indebtedness in respect thereof and will be subject to United States federal income tax on the same amounts, at the same times and in the same manner as if such satisfaction and discharge had not been effected.

                                       PART III

                            Basic Terms of Series 1B Bonds

                    Set forth below in this Part III are the terms and characteristics of one of the series of Securities established hereby referred to in clauses (a) through (t) in the second paragraph of Section 301 of the Indenture (the lettered clauses set forth herein corresponding to such clauses in said Section
          301).

                    (a) the title of the Securities of such series, being Series No. 1B under the Indenture, shall be "First Collateral Trust Bonds, 7 1/2% Series B due 2008" (the Securities of such series for purposes of this Officer's Certificate, being sometimes hereinafter called the "Series 1B Bonds");

                    (b) the aggregate principal amount of Series 1B Bonds which may be authenticated and delivered under the Indenture shall be limited to $140,000,000, except as contemplated in clause (b) of the second paragraph of Section 301 of the Indenture;

                    (c) interest on the Series 1B Bonds shall be payable to the Person or Persons in whose names the Series 1B Bonds are registered at the close of business on the Regular Record Date for such interest, except as otherwise expressly provided in the form of Series 1B Bond attached hereto and hereby authorized and approved;

                    (d) the principal of the Series 1B Bonds shall be payable on August 1, 2008;

                    (e)(i) the Series 1B Bonds shall bear interest at the rate of 7 1/2% per annum of the principal amount hereof, payable semi-annually in arrears on February 1 and August 1 of each year (each, an "Interest Payment Date), commencing February 1, 1999;

                    (ii) interest on the Series 1A Bonds shall accrue from, and including, the most recent interest payment date to which interest on the Series 1A Bonds has been paid or duly provided for; and the Regular Record Dates for interest payable on the Series 1B Bonds shall be January 15 and July 15 immediately preceding the respective Interest Payment Dates;

                    (f) the corporate trust office of Bank of Montreal Company in New York, New York shall be the place at which (i) the principal of premium, if any, and interest, of any, on the Series 1B Bonds at Maturity shall be payable upon presentment, interest prior to Maturity to be paid as specified in the forms of Series 1B Bond attached hereto, (ii) registration of transfer of the Series 1B Bonds may be effected, (iii) exchanges of Series 1B Bonds may be effected and (iv) notices and demands to or upon the Company in respect of the Series 1B Bonds and the Indenture may be served; and Bank of Montreal Trust Company shall be the Security Registrar and a Paying Agent for the Series 1B Bonds; provided, however, that the Company reserves the right to change, by one or more Officer's Certificates supplemental to this Officer's Certificate, any such place or the Security Registrar or such Paying Agent; and provided, further, that the Company reserves the right to designate, by one or more Officer's Certificates supplement to this Officer's Certificate, its principal corporate office in Tuscon, Arizona as any such place or itself as the Security Registrar;

                    (g) The Series 1B Bonds shall be redeemable at the option of the Company, in whole at any time or in part from time to time, at a redemption price equal to the greater of (i) 100% of the principal amount of the Series 1B Bonds to be redeemed and
          (ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Series 1B Bonds discounted to the date fixed for redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Yield plus 50 basis points, plus, in either case, accrued interest to the date of redemption. For this purpose:

                    "Comparable Treasury Issue" means the United States treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term to the Stated Maturity of the Series 1B Bonds that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Series 1B Bonds.

                    "Comparable Treasury Price" means, with respect to the redemption of any Series 1B Bonds, the Reference Treasury Dealer Quotation (expressed as a percentage of principal amount) on the third Business Day next preceding the date fixed for such redemption or, if such Series 1B Bonds are to be defeased in accordance with Section 601 of the Indenture prior to such redemption date, then on the third Business Day next preceding the date of such defeasance; provided, however, that if more than one Reference Treasury Dealer shall have been appointed, "Comparable Treasury Price" shall mean the arithmetical mean of the Reference Treasury Dealer Quotations.

                    "Independent Investment Banker" means an independent investment banking institution of national standing appointed by the Company.

                    "Reference Treasury Dealer" means each primary United States government securities dealer in The City of New York appointed by the Company.

                    "Reference Treasury Dealer Quotation" means, with respect to a Reference Treasury Dealer and the redemption of any Series 1B Bonds, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount and quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day net preceding the date fixed for such redemption or, if such Series 1B Bonds are to be caused to be deemed to have been paid in accordance with Section 601 of the Indenture prior to such redemption date, then on the third Business Day next preceding such defeasance).

                    "Treasury Rate" means, with respect to any date fixed for the redemption of any Series 1B Bonds or, if such Series 1B Bonds are to be defeased prior to such redemption date, the date of such defeasance (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities", for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Stated Maturity of the Series 1B Bonds, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date or defeasance date, as the case may be. The Treasury Rate shall be calculated on the third Business Day preceding such redemption date or defeasance date, as the case may be.

                    (h)  inapplicable;

                    (i)  the Series 1B Bonds shall be issued in
                         denominations of $100,000 and any amount in excess thereof that is an integral multiple of $1,000;

                    (j)  inapplicable;

                    (k)  inapplicable;

                    (l)  inapplicable;

                    (m)  inapplicable;

                    (n)  inapplicable;

                    (o)  inapplicable;

                    (p)  inapplicable;

                    (q) the Series 1B Bonds are initially to be issued in global form, registered in the name of Cede & Co., as nominee for The Depository Trust Company (the "Depositary"). Such Series 1B Bonds shall not be transferable or exchangeable, nor shall any purported transfer be registered, except as follows:

                    (i) such Series 1B Bonds may be transferred in whole, and appropriate registration of transfer effected, if such transfer is by such nominee to the Depositary, or by the Depositary to another nominee thereof, or by any nominee of the Depositary to any other nominee thereof, or by the Depositary or any nominee thereof to any successor securities depositary or any nominee thereof; and

                    (ii) such Series 1B Bonds may be exchanged for definitive Series 1B Bonds registered in the respective names of the beneficial holders thereof, and thereafter shall be transferable without restriction, if:

                    (A) The Depositary, or any successor securities depositary, shall have notified the Company and the Trustee that it is unwilling or unable to continue to act as securities depositary with respect to such Series 1B Bonds and the Trustee shall not have been notified by the Company within ninety (90) days of the identity of a successor securities depositary with respect to such Series 1B Bonds; or

                    (B) the Company shall have delivered to the Trustee a Company Order to the effect that such Series 1B Bonds shall be so exchangeable on and after a date specified therein;

          it being understood that any such registration of transfer or exchange shall be effected in accordance with Section 305 of the Indenture;

                    (r)  inapplicable;

                    (s) no service charge shall be made for the registration of transfer or exchange of the Series 1B Bonds, or any Tranche thereof; provided, however, that the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection with such transfer or exchange; and

                    (t)  inapplicable.


                                       PART IV

                         Additional Terms of Series 1B Bonds

                    Set forth below in this Part II are additional terms of the First Collateral Trust Bonds, 7 1/2% Series B due 2008, as contemplated by clause (u) in the second paragraph of Section 301 of the Indenture.

                    (a) the Series 1B Bonds shall have such further terms as are set forth in the form of Series 1B Bond attached hereto as Exhibit A;

                    (b) if the Company shall make any deposit of money and/or Government Obligations with respect to any Series 1B Bonds, or any portion of the principal amount thereof, as contemplated by Section 601 of the Indenture, the Company shall not deliver an Officer's Certificate described in clause (z) in the first paragraph of said Section 601 unless the Company shall also deliver to the Trustee, together with such Officer's Certificate, either:

                    (i) an instrument wherein the Company, notwithstanding the satisfaction and discharge of its indebtedness in respect of the Series 1B Bonds, shall assume the obligation (which shall be absolute and unconditional) to irrevocably deposit with the Trustee or Paying Agent such additional sums of money, if any, or additional Government Obligations (meeting the requirements of Section 601), if any, or any combination thereof, at such time or times, as shall be necessary, together with the money and/or Government Obligations theretofore so deposited, to pay when due the principal of and premium, if any, and interest due and to become due on such Series 1B Bonds or portions thereof, all in accordance with and subject to the provisions of said
               Section 601; provided, however, that such instrument may state that the obligation of the Company to make additional deposits as aforesaid shall be subject to the delivery to the Company by the Trustee of a notice asserting the deficiency accompanied by an opinion of an independent public accountant of nationally recognized standing showing the calculation thereof (which opinion shall be obtained at the expense of the Company); or

                    (ii) an Opinion of Counsel to the effect that the
               Holders of such Series 1B Bonds, or portions of the principal amount thereof, will not recognize income, gain or loss for United States federal income tax purposes as a result of the satisfaction and discharge of the Company's indebtedness in respect thereof and will be subject to United States federal income tax on the same amounts, at the same times and in the same manner as if such satisfaction and discharge had not been effected.

                                        PART V

                   Exchange of Series 1B Bonds for Series 1A Bonds

               The Series 1B Bonds are to be offered to the holders of the Series 1A Bonds in exchange for Series 1A Bonds. To the extent that such offer is accepted and Series 1A Bonds shall be surrendered for such exchange, Series 1B Bonds shall be authenticated and delivered by the Trustee and shall be issued and delivered to such holders in exchange for Series 1A Bonds of like principal amount so surrendered.

               The sum of (a) the aggregate principal amount of Series 1A Bonds Outstanding at any time and (b) the aggregate principal amount of Series 1B Bonds Outstanding at such time shall be limited to $140,000,000, except as contemplated in clause (b) of the second paragraph of Section 301 of the Indenture.

                    IN WITNESS WHEREOF, I have executed this Officer's Certificate this 4th day of August, 1998.


                                             /s/ Kevin P. Larson
                                             ------------------------------
                                             Name:     Kevin P. Larson
                                             Title:    Vice President and
                                                       Treasurer


                                                                  EXHIBIT A

                                     FORM OF BOND


                     (See legend at the end of this Security for restrictions on transfer and change of form)


                            TUCSON ELECTRIC POWER COMPANY
                First Collateral Trust Bond, 7 1/2% Series A due 2008


          Interest Rate: 7 1/2% per annum

          Stated Maturity:  August 1, 2008

          Original Interest Accrual Date:  August 1, 1998

          Initial Redemption Date:  Anytime prior to Stated Maturity


          Interest Payment Dates:  February 1 and August 1

          Redemption Price:   100% plus premium as set forth in Indenture

          Regular Record Dates:  January 15 and July 15


                             OID:  Yes__ No  [CHECKMARK]

                              -------------------------

                       This Security is not a Discount Security
                within the meaning of the within-mentioned Indenture.


                              -------------------------


          Principal Amount                        Registered No.
          $                                       CUSIP


               TUCSON ELECTRIC POWER COMPANY, a corporation organized and existing under the laws of the State of Arizona (herein called the "Company," which term includes any successor corporation under the Indenture referred to below), for value received, hereby promises to pay to or registered assigns, the principal sum of

                                                                    DOLLARS

          on the Stated Maturity specified above, and to pay interest thereon from the Original Interest Accrual Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates specified above in each year, commencing with the Interest Payment Date next succeeding the Original Interest Accrual Date specified above, and at Maturity, at the Interest Rate per annum specified above, until the principal hereof is paid or duly provided for. The interest so payable, and paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date specified above (whether or not a Business Day) next preceding such Interest Payment Date. Notwithstanding the foregoing, interest payable at Maturity shall be paid to the Person to whom principal shall be paid. Except as otherwise provided in said Indenture, any such interest not so paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Unpaid Interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities of this series not less than 15 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

               Payment of the principal of and premium, if any, on this Security and interest hereon at Maturity shall be made upon presentation of this Security at the Corporate Trust Office of Bank of Montreal Trust Company in New York, New York, or at such other office or agency as may be designated for such purpose by the Company from time to time. Payment of interest on this Security (other than interest at Maturity) shall be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, except that (a) if such Person shall be a securities depositary, such payment may be made by such other means in lieu of check, as shall be agreed upon by the Company, the Trustee and such Person and (b) upon the written request of a Holder of not less than $10 million in aggregate principal amount of Securities (as hereinafter defined) of the same series delivered to the Company and the Paying Agent at least ten days prior to any Interest Payment Date, payment of interest on such Securities to such Holder on such Interest Payment Date shall be made by wire transfer of immediately available funds to an account maintained within the continental United States specified by such Holder or, if such Holder maintains an account with the entity acting as Paying Agent, by deposit into such account. Payment of the principal of and premium, if any, and interest on this Security, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

               This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and issuable in one or more series under and equally secured by an Indenture, dated as of August 1, 1998 (such Indenture as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Securities, being herein called the "Indenture"), between the Company and Bank of Montreal Trust Company, trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of the Securities thereunder and of the terms and conditions upon which the Securities are, and are to be, authenticated and delivered and secured. The acceptance of this Security shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture. This Security is one of the series designated above.

               If any Interest Payment Date, any Redemption Date or the Stated Maturity shall not be a Business Day (as hereinafter defined), payment of the amounts due on this Security on such date may be made on the next succeeding Business Day; and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to such Business Day.

               This Security is subject to redemption at any time, as a whole or in part, at the election of the Company at a redemption price equal to the principal hereof plus accrued interest, if any, to the redemption date and plus a premium as set forth in the Indenture.

               Notice of redemption shall be given by mail to Holders of Securities, not less than 30 days nor more than 60 days prior to the date fixed for redemption, all as provided in the Indenture. As provided in the Indenture, notice of redemption at the election of the Company as aforesaid may state that such redemption shall be conditional upon the receipt by the Trustee of money sufficient to pay the principal of and premium, if any, and interest, if any, on this Security on or prior to the date fixed for such redemption; a notice of redemption so conditioned shall be of no force or effect if such money is not so received and, in such event, the Company shall not be required to redeem this Security.

               In the event of redemption of this Security in part only, a new Security or Securities of this series, of like tenor, for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

               If an Event of Default shall occur and be continuing, the principal of this Security may be declared due and payable in the manner and with the effect provided in the Indenture.

               The Indenture permits, with certain exceptions as therein provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series then Outstanding under the Indenture, considered as one class; provided, however, that if there shall be Securities of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Securities of any series shall have been issued in more than one Tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Indenture permits the Trustee to enter into one or more supplemental indentures for limited purposes without the consent of any Holders of Securities. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities then Outstanding, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

               As provided in the Indenture and subject to certain limitations therein set forth, this Security or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Indenture and to be no longer Outstanding thereunder, and, at the election of the Company, the Company's entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with moneys so deposited, will be sufficient to pay when due the principal of and interest on this Security when due.

               The Indenture contains terms, provisions and conditions relating to the consolidation or merger of the Company with or into, and the conveyance or other transfer, or lease, of assets to, another Person, to the assumption by such other Person, in certain circumstances, of all of the obligations of the Company under the Indenture and on the Securities and to the release and discharge of the Company, in certain circumstances, from such obligation.

               As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the corporate trust office of Bank of Montreal Trust Company in New York, New York or such other office or agency as may be designated by the Company from time to time, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series of authorized denominations and of like tenor and aggregate principal amount, will be issued to the designated transferee or transferees.

               The Securities of this series are issuable only as registered Securities, without coupons, and in denominations of $100,000 and any amount in excess thereof that is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of the same series, of any authorized denominations, as requested by the Holder surrendering the same, and of like tenor upon surrender of the Security or Securities to be exchanged at the corporate trust office of Bank of Montreal Trust Company in New York, New York or such other office or agency as may be designated by the Company from time to time.

               No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               Prior to due surrender of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes (subject to Section 307 of the Indenture), whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

               The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York, except to the extent that the Trust Indenture Act shall be applicable.

               As used herein, "Business Day" means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in The City of New York, New York or other city in which is located any office or agency maintained for the payment of principal, premium, if any, or interest on this Security, are authorized or required by law, regulation or executive order to remain closed. All other terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

               As provided in the Indenture, no recourse shall be had for the payment of the principal of or premium, if any, or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against, and no personal liability whatsoever shall attach to, or be incurred by, any incorporator, shareholder, officer or director, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Securities are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of the Securities.

               Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

               IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.


                                        TUCSON ELECTRIC POWER COMPANY


                                        By:
                                           --------------------------------
                                             [Title]

                            CERTIFICATE OF AUTHENTICATION


               This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


          Dated:
                 -----------------------


               -------------------------     OR   -------------------------

               -------------------------,

          ------------------------------
                    AS TRUSTEE                         AS TRUSTEE




          By:                                BY:[                    ],
             ------------------------
                 Authorized Officer                 AS AUTHENTICATING AGENT


                                             By:
                                                ---------------------------
                                                  Authorized Officer

                            RESTRICTIONS ON TRANSFER, ETC.

               THIS SECURITY MAY NOT BE TRANSFERRED OR EXCHANGED, NOR MAY ANY PURPORTED TRANSFER BE REGISTERED, EXCEPT (A) THIS SECURITY MAY BE TRANSFERRED IN WHOLE, AND APPROPRIATE REGISTRATION OF TRANSFER EFFECTED, IF SUCH TRANSFER IS BY CEDE & CO., AS NOMINEE FOR THE DEPOSITORY TRUST COMPANY (THE "DEPOSITARY"), TO THE DEPOSITARY, OR BY THE DEPOSITARY TO ANOTHER NOMINEE THEREOF, OR BY ANY NOMINEE OF THE DEPOSITARY TO ANY OTHER NOMINEE THEREOF, OR BY THE DEPOSITARY OR ANY NOMINEE THEREOF TO ANY SUCCESSOR SECURITIES DEPOSITARY OR ANY NOMINEE THEREOF; AND (B) THIS SECURITY MAY BE EXCHANGED FOR DEFINITIVE SECURITIES REGISTERED IN THE RESPECTIVE NAMES OF THE BENEFICIAL HOLDERS HEREOF, AND THEREAFTER SHALL BE TRANSFERABLE WITHOUT RESTRICTIONS IF (1) THE DEPOSITARY, OR ANY SUCCESSOR SECURITIES DEPOSITARY, SHALL HAVE NOTIFIED THE COMPANY AND THE TRUSTEE THAT IT IS UNWILLING OR UNABLE TO CONTINUE TO ACT AS SECURITIES DEPOSITARY WITH RESPECT TO THE SECURITIES AND THE TRUSTEE SHALL NOT HAVE BEEN NOTIFIED BY THE COMPANY WITHIN NINETY (90) DAYS OF THE IDENTITY OF A SUCCESSOR SECURITIES DEPOSITARY WITH RESPECT TO THE SECURITIES; OR (2) THE COMPANY SHALL HAVE DELIVERED TO THE TRUSTEE A COMPANY ORDER TO THE EFFECT THAT THE SECURITIES SHALL BE SO EXCHANGEABLE ON AND AFTER A DATE SPECIFIED THEREIN.

                              -------------------------

               THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (A) REPRESENTS THAT (1) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (2) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION, (B) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT
          (1) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (2) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (3) OUTSIDE THE UNITED STATES TO PERSONS OTHER THAN U.S. PERSONS IN OFFSHORE TRANSACTIONS MEETING THE REQUIREMENTS OF RULE 904 UNDER REGULATION S UNDER THE SECURITIES ACT, (4) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT AND (C) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                              -------------------------

               THE ACCEPTANCE OF THIS SECURITY SHALL BE DEEMED TO
          CONSTITUTE THE CONSENT AND AGREEMENT BY THE HOLDER HEREOF TO ALL OF THE TERMS AND PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT, DATED AUGUST 4, 1998, BETWEEN THE COMPANY AND THE INITIAL PURCHASERS OF THE SECURITIES OF THIS SERIES.

               FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto


          -----------------------------------------------------------------
                 [please insert social security or other identifying
                                 number of assignee]


          -----------------------------------------------------------------
                         [please print or typewrite name and
                                 address of assignee]


          -----------------------------------------------------------------

          the within Security of TUCSON ELECTRIC POWER COMPANY and does hereby irrevocably constitute and appoint
                                                    ----------------------,
          Attorney, to transfer said Security on the books of the within-mentioned Company, with full power of substitution in the premises.


          Dated:
                ----------------------



                    ---------------------------------------------

          Notice: The signature to this assignment must correspond with the name as written upon the face of the Security in every particular without alteration or enlargement or any change whatsoever.

                                                                  EXHIBIT B

                                     FORM OF BOND


                     (See legend at the end of this Security for restrictions on transfer and change of form)


                            TUCSON ELECTRIC POWER COMPANY
                First Collateral Trust Bond, 7 1/2% Series B due 2008


          Interest Rate: 7 1/2% per annum

          Stated Maturity:  August 1, 2008

          Original Interest Accrual Date:

          Initial Redemption Date:  Anytime prior to Stated Maturity

          Interest Payment Dates:  February 1 and August 1

          Redemption Price:   100% plus premium as set forth in Indenture

          Regular Record Dates:  January 15 and July 15

                             OID:  Yes__ No  [CHECKMARK]

                              -------------------------

                       This Security is not a Discount Security
                within the meaning of the within-mentioned Indenture.


                              -------------------------


          Principal Amount                        Registered No.
          $                                       CUSIP

               TUCSON ELECTRIC POWER COMPANY, a corporation organized and existing under the laws of the State of Arizona (herein called the "Company," which term includes any successor corporation under the Indenture referred to below), for value received, hereby promises to pay to or registered assigns, the principal sum of

                                                                    DOLLARS
          on the Stated Maturity specified above, and to pay interest thereon from the Original Interest Accrual Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates specified above in each year, commencing with the Interest Payment Date next succeeding the Original Interest Accrual Date specified above, and at Maturity, at the Interest Rate per annum specified above, until the principal hereof is paid or duly provided for. The interest so payable, and paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date specified above (whether or not a Business Day) next preceding such Interest Payment Date. Notwithstanding the foregoing, interest payable at Maturity shall be paid to the Person to whom principal shall be paid. Except as otherwise provided in said Indenture, any such interest not so paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Unpaid Interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities of this series not less than 15 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

               Payment of the principal of and premium, if any, on this Security and interest hereon at Maturity shall be made upon presentation of this Security at the Corporate Trust Office of Bank of Montreal Trust Company in New York, New York, or at such other office or agency as may be designated for such purpose by the Company from time to time. Payment of interest on this Security (other than interest at Maturity) shall be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, except that (a) if such Person shall be a securities depositary, such payment may be made by such other means in lieu of check, as shall be agreed upon by the Company, the Trustee and such Person and (b) upon the written request of a Holder of not less than $10 million in aggregate principal amount of Securities (as hereinafter defined) of the same series delivered to the Company and the Paying Agent at least ten days prior to any Interest Payment Date, payment of interest on such Securities to such Holder on such Interest Payment Date shall be made by wire transfer of immediately available funds to an account maintained within the continental United States specified by such Holder or, if such Holder maintains an account with the entity acting as Paying Agent, by deposit into such account. Payment of the principal of and premium, if any, and interest on this Security, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

               This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and issuable in one or more series under and equally secured by an Indenture, dated as of August 1, 1998 (such Indenture as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Securities, being herein called the "Indenture"), between the Company and Bank of Montreal Trust Company, trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of the Securities thereunder and of the terms and conditions upon which the Securities are, and are to be, authenticated and delivered and secured. The acceptance of this Security shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture. This Security is one of the series designated above.

               If any Interest Payment Date, any Redemption Date or the Stated Maturity shall not be a Business Day (as hereinafter defined), payment of the amounts due on this Security on such date may be made on the next succeeding Business Day; and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to such Business Day.

               This Security is subject to redemption at any time, as a whole or in part, at the election of the Company at a redemption price equal to the principal hereof plus accrued interest, if any, to the redemption date and plus a premium as set forth in the Indenture.

               Notice of redemption shall be given by mail to Holders of Securities, not less than 30 days nor more than 60 days prior to the date fixed for redemption, all as provided in the Indenture. As provided in the Indenture, notice of redemption at the election of the Company as aforesaid may state that such redemption shall be conditional upon the receipt by the Trustee of money sufficient to pay the principal of and premium, if any, and interest, if any, on this Security on or prior to the date fixed for such redemption; a notice of redemption so conditioned shall be of no force or effect if such money is not so received and, in such event, the Company shall not be required to redeem this Security.

               In the event of redemption of this Security in part only, a new Security or Securities of this series, of like tenor, for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

               If an Event of Default shall occur and be continuing, the principal of this Security may be declared due and payable in the manner and with the effect provided in the Indenture.

               The Indenture permits, with certain exceptions as therein provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series then Outstanding under the Indenture, considered as one class; provided, however, that if there shall be Securities of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Securities of any series shall have been issued in more than one Tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Indenture permits the Trustee to enter into one or more supplemental indentures for limited purposes without the consent of any Holders of Securities. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities then Outstanding, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

               As provided in the Indenture and subject to certain limitations therein set forth, this Security or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Indenture and to be no longer Outstanding thereunder, and, at the election of the Company, the Company's entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with moneys so deposited, will be sufficient to pay when due the principal of and interest on this Security when due.

               The Indenture contains terms, provisions and conditions relating to the consolidation or merger of the Company with or into, and the conveyance or other transfer, or lease, of assets to, another Person, to the assumption by such other Person, in certain circumstances, of all of the obligations of the Company under the Indenture and on the Securities and to the release and discharge of the Company, in certain circumstances, from such obligation.

               As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the corporate trust office of Bank of Montreal Trust Company in New York, New York or such other office or agency as may be designated by the Company from time to time, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series of authorized denominations and of like tenor and aggregate principal amount, will be issued to the designated transferee or transferees.

               The Securities of this series are issuable only as registered Securities, without coupons, and in denominations of $100,000 and any amount in excess thereof that is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of the same series, of any authorized denominations, as requested by the Holder surrendering the same, and of like tenor upon surrender of the Security or Securities to be exchanged at the corporate trust office of Bank of Montreal Trust Company in New York, New York or such other office or agency as may be designated by the Company from time to time.

               No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               Prior to due surrender of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes (subject to Section 307 of the Indenture), whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

               The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York, except to the extent that the Trust Indenture Act shall be applicable.

               As used herein, "Business Day" means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in The City of New York, New York or other city in which is located any office or agency maintained for the payment of principal, premium, if any, or interest on this Security, are authorized or required by law, regulation or executive order to remain closed. All other terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

               As provided in the Indenture, no recourse shall be had for the payment of the principal of or premium, if any, or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against, and no personal liability whatsoever shall attach to, or be incurred by, any incorporator, shareholder, officer or director, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Securities are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of the Securities.

               Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

               IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.


                                        TUCSON ELECTRIC POWER COMPANY


                                        By:
                                           --------------------------------
                                             [Title]

                            CERTIFICATE OF AUTHENTICATION



               This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


          Dated:
                 -----------------------


               -------------------------     OR   -------------------------

               -------------------------,

          ------------------------------
                    AS TRUSTEE                         AS TRUSTEE




          By:                                BY:[                    ],
             ------------------------
                 Authorized Officer                 AS AUTHENTICATING AGENT


                                             By:
                                                ---------------------------
                                                  Authorized Officer

                               RESTRICTIONS ON TRANSFER

               THIS SECURITY MAY NOT BE TRANSFERRED OR EXCHANGED, NOR MAY ANY PURPORTED TRANSFER BE REGISTERED, EXCEPT (A) THIS SECURITY MAY BE TRANSFERRED IN WHOLE, AND APPROPRIATE REGISTRATION OF TRANSFER EFFECTED, IF SUCH TRANSFER IS BY CEDE & CO., AS NOMINEE FOR THE DEPOSITORY TRUST COMPANY (THE "DEPOSITARY"), TO THE DEPOSITARY, OR BY THE DEPOSITARY TO ANOTHER NOMINEE THEREOF, OR BY ANY NOMINEE OF THE DEPOSITARY TO ANY OTHER NOMINEE THEREOF, OR BY THE DEPOSITARY OR ANY NOMINEE THEREOF TO ANY SUCCESSOR SECURITIES DEPOSITARY OR ANY NOMINEE THEREOF; AND (B) THIS SECURITY MAY BE EXCHANGED FOR DEFINITIVE SECURITIES REGISTERED IN THE RESPECTIVE NAMES OF THE BENEFICIAL HOLDERS HEREOF, AND THEREAFTER SHALL BE TRANSFERABLE WITHOUT RESTRICTIONS IF (1) THE DEPOSITARY, OR ANY SUCCESSOR SECURITIES DEPOSITARY, SHALL HAVE NOTIFIED THE COMPANY AND THE TRUSTEE THAT IT IS UNWILLING OR UNABLE TO CONTINUE TO ACT AS SECURITIES DEPOSITARY WITH RESPECT TO THE SECURITIES AND THE TRUSTEE SHALL NOT HAVE BEEN NOTIFIED BY THE COMPANY WITHIN NINETY (90) DAYS OF THE IDENTITY OF A SUCCESSOR SECURITIES DEPOSITARY WITH RESPECT TO THE SECURITIES; OR (2) THE COMPANY SHALL HAVE DELIVERED TO THE TRUSTEE A COMPANY ORDER TO THE EFFECT THAT THE SECURITIES SHALL BE SO EXCHANGEABLE ON AND AFTER A DATE SPECIFIED THEREIN.


                              -------------------------

               FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto


          -----------------------------------------------------------------
                 [please insert social security or other identifying
                                 number of assignee]


          -----------------------------------------------------------------
                         [please print or typewrite name and
                                 address of assignee]

          -----------------------------------------------------------------

          the within Security of TUCSON ELECTRIC POWER COMPANY and does hereby irrevocably constitute and appoint
                                                    ----------------------,
          Attorney, to transfer said Security on the books of the within-mentioned Company, with full power of substitution in the premises.


          Dated:
                ----------------------



                    ---------------------------------------------

          Notice: The signature to this assignment must correspond with the name as written upon the face of the Security in every particular without alteration or enlargement or any change whatsoever.